FOURTH AMENDMENT TO THE

ETF CUSTODY AGREEMENT

THIS FOURTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the ETF Custody Agreement dated as of October 16, 2025, as amended (the “Agreement”), is entered into by and between CORGI ETF TRUST I, a Delaware statutory trust (the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America with its principal place of business at Minneapolis, Minnesota (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to remove the following fund:

•         Corgi Hanmi Semiconductor 2x Daily ETF

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to add the following funds:

•         Corgi AAPL 2x Daily ETF

•         Corgi ACHR 2x Daily ETF

•         Corgi ACLS 2x Daily ETF

•         Corgi ACMR 2x Daily ETF

•         Corgi ALAB 2x Daily ETF

•         Corgi AMAT 2x Daily ETF

•         Corgi AMD 2x Daily ETF

•         Corgi AMKR 2x Daily ETF

•         Corgi AMZN 2x Daily ETF

•         Corgi APP 2x Daily ETF

•         Corgi ARM 2x Daily ETF

•         Corgi ASML 2x Daily ETF

•         Corgi ASTS 2x Daily ETF

•         Corgi AVGO 2x Daily ETF

•         Corgi AXTI 2x Daily ETF

•         Corgi BABA 2x Daily ETF

•         Corgi BE 2x Daily ETF

•         Corgi BMNR 2x Daily ETF

•         Corgi BRKB 2x Daily ETF

•         Corgi CAMT 2x Daily ETF

•         Corgi CART 2x Daily ETF

•         Corgi CIFR 2x Daily ETF

•         Corgi COHR 2x Daily ETF

•         Corgi COIN 2x Daily ETF

•         Corgi CRCL 2x Daily ETF

•         Corgi CRDO 2x Daily ETF

•         Corgi CRUS 2x Daily ETF

•         Corgi CRWD 2x Daily ETF

•         Corgi CRWV 2x Daily ETF

•         Corgi EOSE 2x Daily ETF

•         Corgi GEV 2x Daily ETF

•         Corgi GLXY 2x Daily ETF

•         Corgi GME 2x Daily ETF

•         Corgi GOOGL 2x Daily ETF

•         Corgi HIMS 2x Daily ETF

•         Corgi HOOD 2x Daily ETF

•         Corgi INTC 2x Daily ETF

•         Corgi IONQ 2x Daily ETF

•         Corgi IREN 2x Daily ETF

•         Corgi JOBY 2x Daily ETF

•         Corgi KEYS 2x Daily ETF

•         Corgi LASR 2x Daily ETF

•         Corgi LITE 2x Daily ETF

•         Corgi LRCX 2x Daily ETF

•         Corgi LRN 2x Daily ETF

•         Corgi MARA 2x Daily ETF

•         Corgi META 2x Daily ETF

•         Corgi MNST 2x Daily ETF

•         Corgi MPWR 2x Daily ETF

•         Corgi MRVL 2x Daily ETF

•         Corgi MSFT 2x Daily ETF

•         Corgi MSI 2x Daily ETF

•         Corgi MSTR 2x Daily ETF

•         Corgi MU 2x Daily ETF

•         Corgi NBIS 2x Daily ETF

•         Corgi NFLX 2x Daily ETF

•         Corgi NOW 2x Daily ETF

•         Corgi NVDA 2x Daily ETF

•         Corgi NVO 2x Daily ETF

•         Corgi NVTS 2x Daily ETF

•         Corgi OKLO 2x Daily ETF

•         Corgi ONDS 2x Daily ETF

•         Corgi ONTO 2x Daily ETF

•         Corgi ORCL 2x Daily ETF

•         Corgi PLTR 2x Daily ETF

•         Corgi QBTS 2x Daily ETF

•         Corgi RDDT 2x Daily ETF

•         Corgi RGTI 2x Daily ETF

•         Corgi RIVN 2x Daily ETF

•         Corgi RKLB 2x Daily ETF

•         Corgi RMBS 2x Daily ETF

•         Corgi SIMO 2x Daily ETF

•         Corgi SMCI 2x Daily ETF

•         Corgi SMR 2x Daily ETF

•         Corgi SNDK 2x Daily ETF

•         Corgi SOFI 2x Daily ETF

•         Corgi TEM 2x Daily ETF

•         Corgi TER 2x Daily ETF

•         Corgi TPL 2x Daily ETF

•         Corgi TSLA 2x Daily ETF

•         Corgi TSM 2x Daily ETF

•         Corgi UCTT 2x Daily ETF

•         Corgi UMC 2x Daily ETF

•         Corgi UNH 2x Daily ETF

•         Corgi UPST 2x Daily ETF

•         Corgi UUUU 2x Daily ETF

•         Corgi VRT 2x Daily ETF

•         Corgi WDC 2x Daily ETF

WHEREAS, Article XV, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Board of Trustees.

NOW, THEREFORE, the parties agree as follows:

1.      As of the Effective Date, Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.      Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

CORGI ETF TRUST I                                             U.S. BANK NATIONAL ASSOCIATION

By:         /s/ Emily Yuan                                             By:      /s/ Elizabeth B. Scalf

Name:     Emily Yuan                                                  Name:  Elizabeth Scalf

Title:       President                                                      Title:    Senior Vice President

Date:      6/8/2026                                                       Date:   6/10/2026

EXHIBIT A

Custody Agreement

Separate Series of Corgi ETF Trust I

Name of Series

Corgi 0-3 Month T-Bill ETF
Corgi 0-5 Year High Yield Corporate Bond ETF
Corgi 1-3 Year Treasury Bond ETF
Corgi 1-5 Year Investment Grade Corporate Bond ETF
Corgi 3-12 Month T-Bill ETF
Corgi 3-7 Year Treasury Bond ETF
Corgi AAPL 2x Daily ETF
Corgi ACHR 2x Daily ETF
Corgi ACLS 2x Daily ETF
Corgi ACMR 2x Daily ETF
Corgi Advantest 2x Daily ETF
Corgi Aerospace & Commercial Aviation 2x Daily ETF
Corgi Aerospace & Commercial Aviation ETF
Corgi AGIX 2x Daily ETF
Corgi AI Cybersecurity 2x Daily ETF
Corgi AI Cybersecurity ETF
Corgi ALAB 2x Daily ETF
Corgi All Commodities 2x Daily ETF
Corgi All World 2x Daily ETF
Corgi AMAT 2x Daily ETF
Corgi AMD 2x Daily ETF
Corgi AMKR 2x Daily ETF
Corgi AMZN 2x Daily ETF
Corgi APP 2x Daily ETF
Corgi ARM 2x Daily ETF
Corgi ASM 2x Daily ETF
Corgi ASML 2x Daily ETF
Corgi ASTS 2x Daily ETF
Corgi AVGO 2x Daily ETF
Corgi AXTI 2x Daily ETF
Corgi BABA 2x Daily ETF
Corgi Battery Energy Storage Systems 2x Daily ETF
Corgi Battery Energy Storage Systems ETF
Corgi Bay Area Based 2x Daily ETF
Corgi Bay Area Based ETF
Corgi BE 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics ETF
Corgi Besi 2x Daily ETF
Corgi BMNR 2x Daily ETF
Corgi Brazil 2x Daily ETF
Corgi BRKB 2x Daily ETF
Corgi Buy Now Pay Later 2x Daily ETF
Corgi Buy Now Pay Later ETF
Corgi CAMT 2x Daily ETF
Corgi CART 2x Daily ETF
Corgi China 2x Daily ETF
Corgi Chinese Internet 2x Daily ETF
Corgi CIFR 2x Daily ETF
Corgi Coffee & Energy Drinks 2x Daily ETF
Corgi Coffee & Energy Drinks ETF
Corgi COHR 2x Daily ETF
Corgi COIN 2x Daily ETF
Corgi CRCL 2x Daily ETF
Corgi CRDO 2x Daily ETF
Corgi CRUS 2x Daily ETF
Corgi CRWD 2x Daily ETF
Corgi CRWV 2x Daily ETF
Corgi Crypto Infrastructure 2x Daily ETF
Corgi Crypto Infrastructure ETF
Corgi Data & Surveillance 2x Daily ETF
Corgi Data & Surveillance ETF
Corgi Delta Electronics 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure ETF
Corgi DISCO 2x Daily ETF
Corgi Drones & Urban Air Mobility 2x Daily ETF
Corgi Drones & Urban Air Mobility ETF
Corgi Emerging Markets 2x Daily ETF
Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series
Corgi EOSE 2x Daily ETF
Corgi Europe Equities 2x Daily ETF
Corgi Ex-U.S. Equities 2x Daily ETF
Corgi Genomics & Precision Medicine 2x Daily ETF
Corgi Genomics & Precision Medicine ETF
Corgi GEV 2x Daily ETF
Corgi GLXY 2x Daily ETF
Corgi GME 2x Daily ETF
Corgi GOOGL 2x Daily ETF
Corgi Growth & Technology 10% Structured Buffer ETF - August Series
Corgi Growth & Technology 10% Structured Buffer ETF - July Series
Corgi Growth & Technology 10% Structured Buffer ETF - June Series
Corgi Growth & Technology 10% Structured Buffer ETF – May Series
Corgi Growth & Technology 15% Structured Buffer ETF - August Series
Corgi Growth & Technology 15% Structured Buffer ETF - July Series
Corgi Growth & Technology 15% Structured Buffer ETF - June Series
Corgi Growth & Technology 15% Structured Buffer ETF - May Series
Corgi High Voltage Grid Equipment 2x Daily ETF
Corgi High Voltage Grid Equipment ETF
Corgi HIMS 2x Daily ETF
Corgi HOOD 2x Daily ETF
Corgi Hyundai 2x Daily ETF
Corgi India 2x Daily ETF
Corgi INTC 2x Daily ETF
Corgi International Developed Equities 15% Structured Buffer ETF - August Series
Corgi International Developed Equities 15% Structured Buffer ETF - July Series
Corgi International Developed Equities 15% Structured Buffer ETF - June Series
Corgi International Developed Equities 15% Structured Buffer ETF - May Series
Corgi IONQ 2x Daily ETF
Corgi IP Licensing & Royalties 2x Daily ETF
Corgi IP Licensing & Royalties ETF
Corgi IREN 2x Daily ETF
Corgi JOBY 2x Daily ETF
Corgi KEYS 2x Daily ETF
Corgi Kioxia 2x Daily ETF
Corgi Lasertec 2x Daily ETF
Corgi LASR 2x Daily ETF
Corgi Lifestyle Brands 2x Daily ETF
Corgi Lifestyle Brands ETF
Corgi LITE 2x Daily ETF
Corgi Lithography & Semiconductor Photonics 2x Daily ETF
Corgi Lithography & Semiconductor Photonics ETF
Corgi Longevity Consumer 2x Daily ETF
Corgi Longevity Consumer ETF
Corgi LRCX 2x Daily ETF
Corgi LRN 2x Daily ETF
Corgi Mag 7 2x Daily ETF
Corgi Mag 7 ETF
Corgi MARA 2x Daily ETF
Corgi MediaTek 2x Daily ETF
Corgi META 2x Daily ETF
Corgi MNST 2x Daily ETF
Corgi MPWR 2x Daily ETF
Corgi MRVL 2x Daily ETF
Corgi MSFT 2x Daily ETF
Corgi MSI 2x Daily ETF
Corgi MSTR 2x Daily ETF
Corgi MU 2x Daily ETF
Corgi Natural Gas Power & Turbines 2x Daily ETF
Corgi Natural Gas Power & Turbines ETF
Corgi NBIS 2x Daily ETF
Corgi NFLX 2x Daily ETF
Corgi NOW 2x Daily ETF
Corgi NVDA 2x Daily ETF
Corgi NVO 2x Daily ETF
Corgi NVTS 2x Daily ETF
Corgi NYC Based 2x Daily ETF
Corgi NYC Based ETF
Corgi OKLO 2x Daily ETF
Corgi ONDS 2x Daily ETF
Corgi ONTO 2x Daily ETF
Corgi ORCL 2x Daily ETF
Corgi PLTR 2x Daily ETF
Corgi Ports, Rail & Freight 2x Daily ETF
Corgi Ports, Rail & Freight ETF
Corgi QBTS 2x Daily ETF
Corgi Quantum Computing 2x Daily ETF
Corgi Quantum Computing ETF
Corgi RDDT 2x Daily ETF
Corgi RGTI 2x Daily ETF
Corgi RIVN 2x Daily ETF
Corgi RKLB 2x Daily ETF
Corgi RMBS 2x Daily ETF
Corgi Robots & Humanoids 2x Daily ETF
Corgi Robots & Humanoids ETF
Corgi Samsung 2x Daily ETF
Corgi Shipping & Global Logistics 2x Daily ETF
Corgi Shipping & Global Logistics ETF
Corgi SIMO 2x Daily ETF
Corgi SK hynix 2x Daily ETF
Corgi SMCI 2x Daily ETF
Corgi SMR 2x Daily ETF
Corgi SNDK 2x Daily ETF
Corgi SOFI 2x Daily ETF
Corgi South Korea 2x Daily ETF
Corgi Space & Satellite Communications 2x Daily ETF
Corgi Space & Satellite Communications ETF
Corgi Sports Betting & Gambling 2x Daily ETF
Corgi Sports Betting & Gambling ETF
Corgi Taiwan 2x Daily ETF
Corgi TEL 2x Daily ETF
Corgi TEM 2x Daily ETF
Corgi TER 2x Daily ETF
Corgi Total U.S. Market 2x Daily ETF
Corgi TPL 2x Daily ETF
Corgi Travel & Leisure 2x Daily ETF
Corgi Travel & Leisure ETF
Corgi TSLA 2x Daily ETF
Corgi TSM 2x Daily ETF
Corgi U.S. Biotech 2x Daily ETF
Corgi U.S. Consumer Discretionary 2x Daily ETF
Corgi U.S. Consumer Staples 2x Daily ETF
Corgi U.S. Energy 2x Daily ETF
Corgi U.S. Equities 10% Structured Buffer ETF - August Series
Corgi U.S. Equities 10% Structured Buffer ETF - July Series
Corgi U.S. Equities 10% Structured Buffer ETF - June Series
Corgi U.S. Equities 10% Structured Buffer ETF - May Series
Corgi U.S. Equities 100% Structured Buffer ETF - August Series
Corgi U.S. Equities 100% Structured Buffer ETF - July Series
Corgi U.S. Equities 100% Structured Buffer ETF - June Series
Corgi U.S. Equities 100% Structured Buffer ETF - May Series
Corgi U.S. Equities 15% Structured Buffer ETF - August Series
Corgi U.S. Equities 15% Structured Buffer ETF - July Series
Corgi U.S. Equities 15% Structured Buffer ETF - June Series
Corgi U.S. Equities 15% Structured Buffer ETF - May Series
Corgi U.S. Equities 30% Structured Buffer ETF - August Series
Corgi U.S. Equities 30% Structured Buffer ETF - July Series
Corgi U.S. Equities 30% Structured Buffer ETF - June Series
Corgi U.S. Equities 30% Structured Buffer ETF – May Series
Corgi U.S. Financials 2x Daily ETF
Corgi U.S. Growth 2x Daily ETF
Corgi U.S. Healthcare 2x Daily ETF
Corgi U.S. Industrials 2x Daily ETF
Corgi U.S. Infrastructure 2x Daily ETF
Corgi U.S. Large-Cap 2x Daily ETF
Corgi U.S. Materials 2x Daily ETF
Corgi U.S. Mega-Cap Growth 2x Daily ETF
Corgi U.S. Micro-Cap 2x Daily ETF
Corgi U.S. Mid-Cap 2x Daily ETF
Corgi U.S. Real Estate 2x Daily ETF
Corgi U.S. Regional Banks 2x Daily ETF
Corgi U.S. Semiconductors 2x Daily ETF
Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF – May Series
Corgi U.S. Small-Cap 2x Daily ETF
Corgi U.S. Technology 2x Daily ETF
Corgi U.S. Utilities 2x Daily ETF
Corgi U.S. War Machine 2x Daily ETF
Corgi U.S. War Machine ETF
Corgi UCTT 2x Daily ETF
Corgi UMC 2x Daily ETF
Corgi UNH 2x Daily ETF
Corgi UPST 2x Daily ETF
Corgi UUUU 2x Daily ETF
Corgi VRT 2x Daily ETF
Corgi WDC 2x Daily ETF
Founder-Led 2x Daily ETF
Founder-Led ETF
Inside Ownership 100 ETF